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                            AIM SUMMIT FUND, INC.

                      Supplement dated November 20, 1995
     to the Prospectus dated March 1, 1995, as revised September 22, 1995

        Mr. Steve S. Smith, formerly a portfolio manager for the Fund, has been replaced by Mr. Jeffrey C. Moser.

        Mr. Moser is Senior Vice President of NationsBank Texas, and has been responsible for the Fund since 1995.

        Mr. Moser has been associated with NationsBank Texas since 1990 and has nine years experience as an investment professional.